_	                 THE SOMERSET GROUP, INC.
	                 FORM 10-K ANNUAL REPORT
	                 Year Ended December 31, 1998


Part IV - Item 14(b) - Reports on Form 8-K
The Registrant filed one form 8-K during 1998. The report was filed on January 26, 1998, pursuant to Section 13 or 15 (d) of the Securities Act of 1939, Item 2 of the regulations - Acquisition or Disposition of Assets, reporting the execution of the final merger agreement and the merger with Whipple & Company, P.C.

This Form 8-K is incorporated into this Form 10-K by reference to file number 0-14227 for such Form 8-K filings with the Commission.

                                                             EXHIBIT 3

	                   THE SOMERSET GROUP, INC.
	                   FORM 10-K ANNUAL REPORT
	                   Year Ended December 31, 1998


	Amended Articles of Incorporation and Amended and Restated Bylaws Thereto

Amended Articles of Incorporation
One amendment to the Articles of Incorporation was made on April 23, 1998. The exact text of Article III, Section 3.01 of the Articles of Incorporation is now as follows:

Section 3.01. Amount. The total number of shares of all classes of stock which this corporation shall have authority to issue is six million (6,000,000), all of which shall be common stock, without par value.

The Articles of Incorporation before the above amendment are incorporated by referenced to Exhibit 3 of Form 10K annual report of the Registrant filed for year ended December 31, 1993, under commission file number 0-14227. No changes occurred in subsequent years, other than the above amendment.

Amended and Restated Bylaws
The amended and restated bylaws are incorporated by reference to Exhibit 3 of Form 10K annual report of the Registrant for the year ended December 31, 1997, under commission file number 0-14227. No changes occurred in the year ended December 31, 1998.

                                                          Exhibit 22

      	               THE SOMERSET GROUP, INC.
	                     FORM 10-K ANNUAL REPORT
	                     Year Ended December 31, 1998


Subsidiaries of the Registrant

The following corporations are subsidiaries of the Registrant:

	             Percent
             	Ownership					Name
	              100%	    			Paradym Technologies, Inc.
					                      135 N. Pennsylvania Street
				                      	Suite 2800
					                      Indianapolis, Indiana 46204

              21.7%    				First Indiana Corporation
					                      135 N. Pennsylvania Street
					                      Suite 2800
					                      Indianapolis, Indiana 46204

                                                            Exhibit 23

                            	THE SOMERSET GROUP, INC.
                            	FORM 10-K ANNUAL REPORT
                              	Year Ended 31, 1998


	Definitive Proxy Statement for Annual Meeting of Shareholders - April 21, 1999

The Registrant's Notice of Annual Meeting, Proxy Statement and Form of Proxy are incorporated into this Form 10-K by reference to file number 0-14227 for such information previously filed with the Commission.

                                                            EXHIBIT 24

KPMG
2400 First Indiana Plaza
135 North Pennsylvania Street
Indianapolis, IN 46204-2452





The Board of Directors and Shareholders
The Somerset Group, Inc.:

We consent to incorporation by reference in the registration statement
(No. 33-44548) on Form S-8 of The Somerset Group, Inc. of our report dated February 5, 1999, relating to the consolidated balance sheets of The Somerset Group, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1998 annual report on Form 10-K of The Somerset Group Inc.



s/KPMG LLP

KPMG LLP


Indianapolis, Indiana
March 22, 1999

KPMG
2400 First Indiana Plaza
135 North Pennsylvania Street
Indianapolis, IN 46204-2452





The Board of Directors and Shareholders
The Somerset Group, Inc.:

We consent to incorporation by reference in the registration statement
(No. 333-68391) on Form S-8 of The Somerset Group, Inc. of our report dated February 5, 1999, relating to the consolidated balance sheets of The Somerset Group, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1998 annual report on Form 10-K of The Somerset Group Inc.



s/KPMG LLP

KPMG LLP


Indianapolis, Indiana
March 22, 1999

                                                          Exhibit 99

                         	THE SOMERSET GROUP, INC.
                         	FORM 10-K ANNUAL REPORT
                         	Year Ended December 31, 1998


	First Indiana Corporation Form 10-K Annual Report  -
      Year Ended December 31, 1998

First Indiana Corporation's Form 10-K annual report for the year ended December 31, 1998 is incorporated herein by reference to the First Indiana Corporations's Form 10-K annual report filed separately with the Commission under file number 0-14354.